Summary Prospectus Supplement September 29, 2023

Healthcare & Life Sciences Fund

ETAHX Class A Shares ETCHX Class C Shares
ETNHX Class N Shares ETIHX Class I Shares

(the “Fund”)

This information supplements certain information contained in the Summary Prospectus for the Fund, dated November 1, 2022, as supplemented on March 31, 2023, and should be read in conjunction with such Summary Prospectus.

.

Effective October 1, 2023, Kyle Rasbach, PhD, PharmD, Portfolio Manager of Eventide Asset Management, LLC (the “Adviser”), serves as a Portfolio Manager of the Fund. Dr. Finny Kuruvilla will serve the Fund as the Lead Portfolio Manager. Accordingly, the following revisions to the Summary Prospectus are effective October 1, 2023:

The following information replaces the section in the Fund’s Summary Prospectus entitled “FUND SUMMARY/ Eventide Healthcare & Life Sciences Fund – Portfolio Managers”:

Portfolio Managers. Dr. Finny Kuruvilla, Co-Chief Investment Officer and Senior Portfolio Manager of the Adviser, and Kyle Rasbach, Portfolio Manager of the Adviser, serve as Portfolio Managers of the Fund and are primarily responsible for the day to day management of the Fund. Dr. Kuruvilla is the Lead Portfolio Manager of the Fund. Dr. Kuruvilla has served the Fund as a Portfolio Manager since the Fund commenced operations in 2012. Dr. Rasbach has served the Fund as a Portfolio Manager since October 2023.

You should read this Supplement in conjunction with the Prospectus, Summary Prospectus and the Statement of Additional Information, each dated November 1, 2022, as supplemented, which provide information that you should know about the Fund before investing. These documents are available upon request and without charge by calling the Fund toll-free at 1-877-771-3836 or by writing to 4221 North 203rd Street, Suite 100, Elkhorn, Nebraska, 68022.

Please retain this Supplement for future reference.